Exhibit 99.1

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
Reporting Period: October 2015

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.
REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements			X
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.
___________________________	___________________________
Signature of Debtor	Date
___________________________	___________________________
Signature of Joint Debtor	Date
/s/ Michael F. Doolan	November 30, 2015
Signature of Authorized Individual*	Date
Michael F. Doolan	Executive Vice President and Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual
* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

General Notes to the Monthly Operating Report ("MOR")

The Chapter 11 Cases

On June 25, 2015 (the "Petition Date"), Molycorp, Inc. (the “Company”), certain of its direct and indirect wholly owned domestic subsidiaries and certain of its foreign subsidiaries in Canada, Barbados and Luxembourg (collectively with the Company, the “Debtors”) each commenced a case (collectively, the “Chapter 11 Cases”) by filing a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Court”). The Debtors are continuing in possession of their properties and are managing their businesses, as debtors-in-possession, in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court. The Company’s operating subsidiaries in Hong Kong, China, Thailand, Sri Lanka, Japan, Korea, Germany, United Kingdom, Estonia and Singapore are not Debtors under the Chapter 11 Cases. In addition, the Company’s majority owned joint venture in Quapaw, Oklahoma, is not a Debtor under the Chapter 11 Cases. The Chapter 11 Cases are styled In re Molycorp, Inc., et al, U.S. Bankruptcy Court, District of Delaware, Case No. 15-11357.
Although the Chapter 11 Cases triggered defaults for certain of the Debtors’ debt obligations, creditors are stayed from taking any actions as a result of such defaults. Substantially all of the Debtors' pre-petition liabilities are subject to settlement under a reorganization plan. As a result of the Chapter 11 Cases, the realization of assets and the satisfaction of liabilities are subject to uncertainty. The Debtors, operating as debtors-in-possession under the Bankruptcy Code, may, subject to approval of the Court, sell or otherwise dispose of assets and liquidate or settle liabilities for amounts other than those reflected in certain financial information herein disclosed. In addition, a confirmed reorganization plan or other arrangement may materially change the amounts and classifications of assets and liabilities herein disclosed.
The U.S. Trustee for the District of Delaware (the "U.S. Trustee") has appointed an official committee of unsecured creditors (the “UCC”). The UCC is organized to represent the interests of all creditors that have unsecured claims against the Debtors. The UCC and its legal representatives have a right to be heard on all matters affecting the Debtors that come before the Court. There can be no assurance that the UCC will support the Debtors' positions on matters to be presented to the Court in the future or on any reorganization plan, once proposed. This could materially change the amounts and classifications of assets and liabilities herein disclosed.
Debtor-In-Possession Financing
On July 2, 2015, the Company received approval from the Court, pursuant to an interim order, to borrow an aggregate of $22.0 million in interim debtor-in-possession financing provided by an affiliate of Oaktree Capital Management ("Oaktree"). On July 24, 2015, the Court, pursuant to a final order, approved a Secured Superpriority Debtor-In-Possession Credit Agreement between the Company, Oaktree and other lenders for an additional aggregate of $113.4 million. For more information, readers are referred to the Company's report on Form 10-Q for the quarterly period ended June 30, 2015 filed with the Securities and Exchange Commission on August 17, 2015.
Basis of presentation
The financial statements and supplemental information contained herein are unaudited, limited in scope, cover a limited time period, and have been prepared solely for the purpose of complying with the monthly reporting requirements for the Debtors, as set forth by the Court, and is in a format intended to meet the requirements for the Debtors, as set forth by the U.S. Trustee.
Except for cash receipts and disbursements, the financial statements and supplemental information contained herein are prepared on an accrual basis. However, this MOR is not prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and does not include all of the information and footnotes required by GAAP. Therefore, there can be no assurance that the financial information presented herein is complete and readers are strongly cautioned not to place undue reliance on the MOR. The unaudited financial statements herein included have been derived from the books and records of the Debtors. As a result, certain transactions that are not identified in the normal course of business in the Debtors’ books and records may not be included in this MOR. The information furnished in this report primarily includes normal recurring adjustments but not all the adjustments that would typically be made for the quarterly and annual consolidated financial statements to be in accordance with GAAP. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that the Debtors apply in the preparation of their quarterly and annual consolidated financial information in accordance with GAAP. Accordingly, upon the application of such procedures, the Debtors believe that the financial information may be subject to change, and any changes could be material. The results of operations contained herein are not necessarily indicative of results that may be expected for any other period or for the full year and may not necessarily reflect the consolidated results of operations and financial position of the Debtors in the future.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-1	Reporting Period: October 2015

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
1 of 2

Debtors	Molycorp Minerals LLC	Magnequench International Inc	Molycorp Metals & Alloys	Molycorp Rare Metals (Utah) Inc.	Molycorp Minerals Canada ULC	Molycorp Chemical & Oxide Inc.	Molycorp Inc.	Magnequench Ltd.	NEO International Corp.	Molycorp Rare Metals Holding Inc.	MCP Canada Ltd Partnership	Molycorp Luxembourg Hldgs Sarl	MCP Exchangeco Inc.	MCP Callco ULC
Case No.	15-11371	15-11360	15-11369	15-11373	15-11370	15-11367	15-11357	15-11361	15-11374	15-11372	15-11365	15-11368	15-11366	15-11363
Country	USA	USA	USA	USA	Canada	USA	USA	Barbados	Barbados	USA	Canada	Luxembourg	Canada	Canada
USD in 000s

Operating Activity
Cash Receipts
Resources	$84	—	—	—	—	—	—	—	—	—	—	—	—	—
Rare Metals	—	—	—	478	—	—	—	—	—	—	—	—	—	—
Magnetic Materials & Alloys	—	2,424	397	—	—	—	—	—	—	—	—	—	—	—
Chemicals & Oxides	—	—	—	—	—	3,121	—	—	—	—	—	—	—	—
Other receipts	75	—	—	59	58	1	—	3	2	—	—	—	—	—
Total Operating Cash Receipts	159	2,424	397	538	58	3,122	—	3	2	—	—	—	—	—

Cash Disbursements
Payroll	(3,662)	(248)	(117)	(79)	(426)	(95)	—	—	(53)	—	(17)	—	—	—
Contract labor	—	(177)	—	—	—	—	—	—	—	—	—	—	—	—
Raw material payments	—	(23)	(85)	(327)	—	—	—	—	—	—	—	—	—	—
Reagents & chemicals	—	—	—	—	(25)	—	—	—	—	—	—	—	—	—
Transportation & shipping	—	(6)	—	(14)	—	—	—	—	—	—	—	—	—	—
Other production costs	(957)	(9)	(82)	(15)	(50)	—	—	—	—	—	—	—	—	—
Repairs & maintenance (non-CapEx)	—	—	—	—	(5)	—	—	—	—	—	—	—	—	—
Professional fees	(346)	(33)	—	—	—	—	—	—	—	—	—	—	—	—
Rent and operating leases	(52)	(6)	—	—	—	—	—	—	—	—	—	—	—	—
Taxes	—	(49)	—	—	—	—	—	—	—	—	—	—	—	—
Insurance	(813)	(17)	—	—	—	—	—	—	—	—	—	—	—	—
Utilities	—	—	(11)	(6)	(9)	—	—	—	—	—	—	—	—	—
Other disbursements	(55)	(19)	—	—	(163)	(124)	—	—	(16)	—	(12)	—	—	—

Total Operating Cash Disbursements	(5,885)	(588)	(295)	(441)	(678)	(218)	—	—	(69)	—	(29)	—	—	—

Net Cash Flow - Operating	(5,725)	1,836	102	97	(621)	2,904	—	3	(67)	—	(29)	—	—	—

Intercompany
Net intercompany - operating	13,541	1,711	—	(107)	112	(2,782)	(9,478)	—	6	—	(2,126)	—	—	—
Net intercompany - debt & equity	—	—	—	—	(1)	—	1	—	—	234	—	—	—	—
Net investment & JV funding	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net Intercompany	13,541	1,711	—	(107)	112	(2,782)	(9,477)	—	6	234	(2,126)	—	—	—

Non-Operating Activity
Cash Receipts	—	—	—	—	—	—	—	—	—	—	—	—	—	—
3rd-party loan proceeds	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total Non-Operating Cash Receipts	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements
Interest	—	—	—	—	—	—	(801)	—	—	—	—	—	—	—
Capital expenditures	(234)	—	—	—	—	—	—	—	—	—	—	—	—	—
Capital lease & other	(7,782)	—	—	—	—	—	—	—	—	—	—	—	—	—
Reorganization professional fees	—	—	—	—	—	—	(3,788)	—	—	—	—	—	—	—
Total Non-Operating Cash Disbursements	(8,016)	—	—	—	—	—	(4,589)	—	—	—	—	—	—	—

Net Cash Flow - Non-Operating	(8,016)	—	—	—	—	—	(4,589)	—	—	—	—	—	—	—

Total Net Increase (Decrease) in Cash	$(200)	$3,547	$102	$(10)	$(509)	$121	$(14,066)	$3	$(62)	$234	$(2,155)	—	—	—

Beginning Cash Balance - Book	$1,850	$7,063	$855	$3,404	$3,996	$16,484	$98,933	$145	$84	$386	$8,635	$10	$6	$5
Total cash receipts	159	2,424	397	538	58	3,122	—	3	2	—	—	—	—	—
Total cash disbursements	(13,901)	(588)	(295)	(441)	(678)	(218)	(4,589)	—	(69)	—	(29)	—	—	—
Net intercompany	13,541	1,711	—	(107)	112	(2,782)	(9,477)	—	6	234	(2,126)	—	—	—
Ending Cash Balance - Book - Debtors	$1,650	$10,610	$957	$3,394	$3,487	$16,606	$84,867	$148	$22	$621	$6,481	$10	$6	$5

DISBURSEMENTS SOLELY FOR PURPOSE OF CALCULATING U.S. TRUSTEE QUARTERLY FEES:
Total Cash Disbursements (Excluding Reorg Pro Fees)	(13,901)	(5,662)	(295)	(641)	(1,118)	(5,907)	(801)	—	(69)	(6)	(6,268)	—	—	—
Allocated - Reorganization Professional Fees	(1,519)	(619)	(32)	(70)	(122)	(645)	(88)	—	(8)	(1)	(685)	—	—	—
Total Disbursements for Calculating U.S. Trustee Quarterly Fees	(15,419)	(6,281)	(327)	(711)	(1,240)	(6,552)	(889)	—	(77)	(6)	(6,953)	—	—	—

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-1	Reporting Period: October 2015

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Continuation Sheet for MOR-1	2 of 2

Debtors	Industrial Minerals LLC	Magnequench Inc.	MCP Canada Holdings ULC	PP IV Mountain Pass II Inc.	PP IV Mountain Pass I Inc	RCF IV Speedwagon Inc.	Molycorp Advanced Water Technologies LLC	GRAND
Case No.	15-11358	15-11359	15-11364	15-11376	15-11375	15-11377	15-11362	TOTAL
Country	USA	USA	Canada	USA	USA	USA	USA
USD in 000s

Operating Activity
Cash Receipts
Resources	$—	$—	$—	$—	$—	$—	$—	$84
Rare Metals	—	—	—	—	—	—	—	478
Magnetic Materials & Alloys	—	—	—	—	—	—	—	2,821
Chemicals & Oxides	—	—	—	—	—	—	—	3,121
Other receipts	—	—	—	—	—	—	—	198
Total Operating Cash Receipts	—	—	—	—	—	—	—	6,703

Cash Disbursements
Payroll	—	—	—	—	—	—	—	(4,698)
Contract labor	—	—	—	—	—	—	—	(177)
Raw material payments	—	—	—	—	—	—	—	(435)
Reagents & chemicals	—	—	—	—	—	—	—	(25)
Transportation & shipping	—	—	—	—	—	—	—	(20)
Other production costs	—	—	—	—	—	—	—	(1,113)
Repairs & maintenance (non-CapEx)	—	—	—	—	—	—	—	(5)
Professional fees	—	—	—	—	—	—	—	(379)
Rent and operating leases	—	—	—	—	—	—	—	(58)
Taxes	—	—	—	—	—	—	—	(49)
Insurance	—	—	—	—	—	—	—	(831)
Utilities	—	—	—	—	—	—	—	(26)
Other disbursements	—	—	—	—	—	—	—	(389)
Total Operating Cash Disbursements	—	—	—	—	—	—	—	(8,204)

Net Cash Flow - Operating	—	—	—	—	—	—	—	(1,500)

Intercompany
Net intercompany - operating	—	—	—	—	—	—	—	877
Net intercompany - debt & equity	—	—	—	—	—	—	—	235
Net investment & JV funding	—	—	—	—	—	—	—	—
Net Intercompany	—	—	—	—	—	—	—	1,112

Non-Operating Activity
Cash Receipts	—	—	—	—	—	—	—	—
3rd-party loan proceeds	—	—	—	—	—	—	—	—
Total Non-Operating Cash Receipts	—	—	—	—	—	—	—	—

Cash Disbursements
Interest	—	—	—	—	—	—	—	(801)
Capital expenditures	—	—	—	—	—	—	—	(234)
Capital lease & other	—	—	—	—	—	—	—	(7,782)
Reorganization professional fees	—	—	—	—	—	—	—	(3,788)
Total Non-Operating Cash Disbursements	—	—	—	—	—	—	—	(12,605)

Net Cash Flow - Non-Operating	—	—	—	—	—	—	—	(12,605)

Total Net Increase (Decrease) in Cash	$—	$—	$—	$—	$—	$—	$—	$(12,993)

Beginning Cash Balance - Book	$—	$—	$5	$—	$—	$—	$5	$141,867
Total cash receipts	—	—	—	—	—	—	—	6,703
Total cash disbursements	—	—	—	—	—	—	—	(20,808)
Net intercompany	—	—	—	—	—	—	—	1,112
Ending Cash Balance - Book - Debtors	$—	$—	$5	$—	$—	$—	$5	$128,874

DISBURSEMENTS SOLELY FOR PURPOSE OF CALCULATING U.S. TRUSTEE QUARTERLY FEES:
Total Cash Disbursements (Excluding Reorg Pro Fees)	—	—	—	—	—	—	—	(34,667)
Allocated - Reorganization Professional Fees	—	—	—	—	—	—	—	(3,788)
Total Disbursements for Calculating U.S. Trustee Quarterly Fees	—	—	—	—	—	—	—	(38,455)

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-1a	Reporting Period: October 2015

BANK RECONCILIATIONS
1 of 5
Debtor		Molycorp Inc.
Case No.		15-11357
		Operating										Others
		#XXXXXX8924 WF USD account		#XXX-XXXXXX-070 HSBC USD account		#XXX-XXXXXX-001 HSBC CAD account		#XXXX7147 WF Securities USD account		#XXXXXX5228 WF USD account		#XXXXXX-000 Wilmington Trust USD account		#XXXXX6000 USBank USD account		#XXXXXX4705 WF Securities USD account
BALANCE PER BOOKS	Foreign Currency	—		—		CAD 5,113.11		—		—		—		—		—
	USD or USD equivalent	1,338,950.11		5,063.04		3,909.11		2,000,197.44		40,614.00		79,299,600.68		450,000.00		1,757,496.58

BANK BALANCE		31-Oct-15	1,338,950.11	31-Oct-15	5,063.04	31-Oct-15	5,113.11	31-Oct-15	2,000,197.44	31-Oct-15	40,614.00	31-Oct-15	79,299,600.68	31-Oct-15	450,000.00	31-Oct-15	1,757,496.58
(+) DEPOSITS IN TRANSIT (ATTACH LIST)			—		—		—		—		—		—		—		—
(-) OUTSTANDING CHECKS (ATTACH LIST)			—		—		—		—		—		—		—		—
OTHER (ATTACH EXPLANATION)			—		—		—		—		—		—		—		—
ADJUSTED BANK BALANCE IN FOREIGN CURRENCY*							5,113.11
ADJUSTED BANK BALANCE IN USD *			1,338,950.11		5,063.04		3,909.11		2,000,197.44		40,614.00		79,299,600.68		450,000.00		1,757,496.58
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING
		Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
OTHER		Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount

BANK RECONCILIATIONS
Continuation Sheet for MOR-1a																	2 of 5
Debtor		Magnequench International, Inc.										Magnequench Limited
Case No.		15-11360										15-11361
		Operating										Operating
		#XXXXXX6057 WF USD account		#XXXXXX6462 PNC USD account		#XXXXXX6489 PNC USD account		#XXX9633 Sumitomo Mitsui JPY account		#XXX8704 The Bank of Tokyo Mitsubishi Bank JPY account		#XXXXXXXX3673 RBC USD account		#XXXXXXXX6849 RBC BBD account		#XXXXXX0228 WF USD account
BALANCE PER BOOKS	Foreign Currency			—		—		JPY 5,676,261		JPY 750,582		—		BBD 30,610.93		—
	USD or USD equivalent	10,477,296.01		103,246.47		1,007.40		47,059.04		6,222.70		128,151.81		15,305.46		5,000.00

BANK BALANCE		31-Oct-15	10,505,867.09	31-Oct-15	103,246.47	31-Oct-15	1,007.40	31-Oct-15	5,676,261.00	31-Oct-15	750,582.00	31-Oct-15	128,151.81	31-Oct-15	30,610.93	31-Oct-15	5,000.00
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)			(28,571.08)
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE IN FOREIGN CURRENCY*			—		—		—		5,676,261.00		750,582.00		—		30,610.93		—
ADJUSTED BANK BALANCE IN USD *			10,477,296.01		103,246.47		1,007.40		47,059.04		6,222.70		128,151.81		15,305.46		5,000.00
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING		Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
		168147	2,027.27
		168149	824.46
		168150	1,012.58
		168151	5,985.16
		168153	528.60
		168154	16,756.93
		168155	160.08
		168156	1,276.00

OTHER		Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount

BANK RECONCILIATIONS
Continuation Sheet for MOR-1a																			3 of 5
Debtor		Molycorp Advanced Water Technologies, LLC				MCP Callco ULC		MCP Canada Holdings ULC		MCP Canada Limited Partnership				MCP Exchangeco Inc.		Molycorp Chemicals & Oxides, Inc.
Case No.		15-11362				15-11363		15-11364		15-11365				15-11366		15-11367
		Operating				Operating		Operating		Operating				Operating		Operating
		#XXXXXX-8229 PNC USD account		#XXXXXX5967 WF USD account		#XXXXXX5681 WF USD account		#XXXXXX5731 WF USD account		#XXXXXXXX8959 RBC USD account		#XXXXXX5715 WF USD account		#XXXXXX5707 WF USD account		#XXXXXX6065 WF USD account		#XXXXXX-9969 PNC USD account
BALANCE PER BOOKS	Foreign Currency	—		—		—		—		—		—		—		—		—
	USD or USD equivalent	4,867.03		—		5,000.00		5,000.00		108,775.38		6,371,964.25		5,960.00		$16,603,663.03		16,185.42

BANK BALANCE		31-Oct-15	4,867.03	31-Oct-15	—	31-Oct-15	5,000.00	31-Oct-15	5,000.00	31-Oct-15	108,775.38	31-Oct-15	6,371,964.25	31-Oct-15	5,960.00	31-Oct-15	16,659,886.65	31-Oct-15	16,185.42
(+) DEPOSITS IN TRANSIT (ATTACH LIST)			—		—		—		—						—
(-) OUTSTANDING CHECKS (ATTACH LIST)			—		—		—		—		—				—		(56,223.62)		—
OTHER (ATTACH EXPLANATION)			—		—		—		—						—
ADJUSTED BANK BALANCE IN FOREIGN CURRENCY*			—		—		—				—		—		—		—		—
ADJUSTED BANK BALANCE IN USD *			4,867.03		—		5,000.00		5,000.00		108,775.38		6,371,964.25		5,960.00		16,603,663.03		16,185.42
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING		Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
																5058	383.34
																5101	6,388.36
																5105	250.00
																5106	9,370.00

															5107	1,298.75
															5108	32,350.03
															5109	4,442.15
															5110	220.00
															5111	1,520.99

OTHER	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount

BANK RECONCILIATIONS
Continuation Sheet for MOR-1a																			4 of 5
Debtor		Molycorp Luxembourg Holdings S.a.r.l		Molycorp Metals & Alloys, Inc.				Molycorp Minerals Canada ULC (Toronto)						Molycorp Minerals Canada ULC (Peterborough)
Case No.		15-11368		15-11369				15-11370						15-11370
		Operating		Operating				Operating						Operating				Other
		#XXXXXXXXXXXXXXXXXXXX 3010 ING USD account		#XXXXXX6077 WF USD account		#XXXXXX5961 WF USD account		#XXXXXXXX7180 RBC CAD account		#XXXXXXXX6849 RBC USD account		#XXXXXX5723 WF USD account		#XXX-610-5 RBC CAD account		#XXX-143-4 RBC USD account		#XXXXXXXX-610-5 RBC GIC USD account
BALANCE PER BOOKS	Foreign Currency	—		—		—		640,075.53						CAD 396,868.33		—		CAD 999,999.99
	USD or USD equivalent	10,081.82		956,508.28		—		489,356.36		633,170.43		134,860.50		303,416.15		1,023,246.09		764,525.99

BANK BALANCE		31-Oct-15	10,074.26	31-Oct-15	1,056,366.72	31-Oct-15	—	31-Oct-15	649,425.04	31-Oct-15	633,170.43	31-Oct-15	134,860.50	31-Oct-15	442,483.19	31-Oct-15	1,023,661.09	31-Oct-15	999,999.99
(+) DEPOSITS IN TRANSIT (ATTACH LIST)			—		—		—		—		—		—
(-) OUTSTANDING CHECKS (ATTACH LIST)			—		(99,858.44)		—		(9,349.51)		—		—		(45,614.86)		(415)		—
OTHER (ATTACH EXPLANATION)			7.56		—		—		—		—		—
ADJUSTED BANK BALANCE IN FOREIGN CURRENCY*			—		—		—		640,075.53		—		—		396,868.33		—		999,999.99
ADJUSTED BANK BALANCE IN USD *			10,081.82		956,508.28		—		489,356.36		633,170.43		134,860.50		303,416.15		1,023,246.09		764,525.99
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING		Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ch. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
				2119	34,393.73			17442	73.27					17827	247.68	1281	415.00
				2153	11,060.37			17450	2,943.12					18005	156.00
				2154	35.44			17460	131.36					18016	1,638.18
				2155	637.76			17461	4,864.50					18026	2,822.76
				2156	10,111.60			17464	1,337.26					18027	10,085.93
				2157	400.12									18028	1,751.50
				2158	470.00									18029	421.30
				2159	766.88									18030	1,356.00
				2160	165.36									18031	6,084.46
				2161	705.19									18032	8,051.04
				2162	699.68									18033	711.90
				2163	9.80									18034	1,302.21

			2164	326.40									18035	141.95
			2165	174.65									18036	62.15
			2166	153.78									18037	10,781.80
			2167	621.96
			2168	6,599.22
			2169	716.80
			2170	183.84
			2171	1,413.11
			2172	16,143.73
			2174	160.18
			2175	9,049.50
			2176	375.00
			2177	160.00
			2178	715.00
			2179	688.94
			2180	264.75
			2181	2,558.90
			2182	96.75

OTHER	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount

	Bank charges book at the end of Q4	7.56

BANK RECONCILIATIONS
Continuation Sheet for MOR-1a																			5 of 5
Debtor		Molycorp Minerals, LLC						Molycorp Rare Metals Holdings, Inc.		Molycorp Rare Metals (Utah), Inc.		Neo International Corp.
Case No.		15-11371						15-11372		15-11373		15-11374
		Operating						Operating		Operating		Operating
		#XXXXXX8908 WF USD account		#XXXXXXXX5461 Swedbank EURO account		#XXXXXXXX5461 Swedbank USD account		#XXXXXX5959 WF USD account		#XXXXXX5942 WF USD account		#XXXXXXXXX1239 RBC BDD account		#XXXXXXXX4715 RBC USD account		#XXXXXX0210 WF USD account		#XXXXXXXX3797 BoC RMB account
BALANCE PER BOOKS	Foreign Currency	—		EU 146,443.90		—		—		—		BBD 18,526.44		—		—		¥ 40,049.58
	USD or USD equivalent	1,753,340.4		161,175.32		4,000.00		621,094.85		3,365,661.13		$9,263.23		$1,115.26		$5,000.00		$6,339.57

BANK BALANCE		31-Oct-15	24,350	31-Oct-15	146,443.9	31-Oct-15	4,000.00	31-Oct-15	621,094.85	31-Oct-15	3,408,155.73	31-Oct-15	BBD 18,526.44	31-Oct-15	$1,115.26	31-Oct-15	$5,000.00	31-Oct-15	40,049.58
(+) DEPOSITS IN TRANSIT (ATTACH LIST)			2,444,997.12										—						¥ -
(-) OUTSTANDING CHECKS (ATTACH LIST)			(713,481.53)						—		(42,494.6)		—
OTHER (ATTACH EXPLANATION)			(2,525.19)										—
ADJUSTED BANK BALANCE IN FOREIGN CURRENCY*			—		146,443.9				—		—		BBD 18,526.44		$—		$—		40,049.58
ADJUSTED BANK BALANCE IN USD *			1,753,340.4		161,175.32		4,000.00		621,094.85		3,365,661.13		$9,263.23		$1,115.26		$5,000.00		$6,339.57
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING		Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
										31106	245.52
										31239	224.87
										31255	14,040.32
										31256	453.94
										31257	1,337.67
										31258	147.99
										31259	6,050.49
										31260	19,993.80

OTHER	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount

Note to MOR-1a, Bank Statements
Due to the level of detailed records, all bank statements that were filed with the Court are not included in this MOR. Such information can be viewed on the Court's docket at www.deb.uscourts.gov or at https://cases.primeclerk.com/molycorp/.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-1b	Reporting Period: October 2015

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month

Payee	Period Covered	Amount Approved	Payor	Check		Amount Paid		Year-To-Date
				Number	Date	Fees	Expenses	Fees	Expenses
AlixPartners	June 25-July 31	477,065.56	Molycorp Minerals LLC	WT00001614 $250,000; WT000001999 $250,000; WT00002076 $500,000;	9/2/2015	439,278.40	37,787.16	439,278.40	37,787.16

Ashby & Geddes	July 9-July 31	110,677.72	Molycorp Inc.	WT000002469	10/22/2015	103,089.20	7,588.52	103,089.20	7,588.52

Berkeley Research Group LLC	July 8-July 31	297,078.46	Molycorp Inc.	WT000002472	10/22/2015	296,427.96	650.50	296,427.96	650.50

Jones Day	June 25-July 31	1,793,066.19	Molycorp Inc.	residual of various pre-petition retainer payments and WT 000002464	10/20/2015	1,765,185.12	27,881.07	1,765,185.12	27,881.07

Miller Buckfire	June 25-July 31	141,976.5	Molycorp Inc.	WT000002340	9/3/2015	140,000.00	1,976.5
Miller Buckfire*	June 25-July 31	1,083,333.34	Molycorp Inc.	WT000002383	9/17/2015	1,083,333.34		1,223,333.34	1,976.50

Paul Hastings LLP	July 8-July 31	989,152.08	Molycorp Inc.	WT000002470	10/22/2015	968,948.00	20,204.08	968,948.00	20,204.08

Prime Clerk (156c services)	June 25-June 30	163,722.84	Molycorp Minerals LLC	WT000002248	7/24/2015	11,334.00	152,338.84
Prime Clerk (156c services)	July 1-July 31	222,699.93	Molycorp Inc.	WT000002339	9/3/2015	46,009.00	176,690.93
Prime Clerk (327a services)	June 25-July 31	2,468.40	Molycorp Inc.	WT000002304	9/28/2015	2,468.40	—
Prime Clerk (156c services)	Aug 1-Aug 31	161,588.40	Molycorp Inc.	WT000002428	10/6/2015	26,017.00	135,571.40
Prime Clerk (156c services)	Sept 1-Sept 30	107,697.33	Molycorp Inc.	WT000002488	10/26/2015	37,050.50	70,646.83	122,878.90	535,248.00

Young Conway Stargatt & Taylor LLP	June 25-July 31	294,881.54	Molycorp Inc.	WT000002403	9/28/2015	276,154.00	18,727.54	276,154.00	18,727.54

* Miller Buckfire will apply the Debtors' unintentional overpayment of $175,901.68 to the next fees and expenses for which either a certificate of no objection has been filed or interim or final approval has been obtained.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-2	Reporting Period: October 2015

Note to MOR-2, Statement of Operations

All costs directly associated with the Chapter 11 Cases are reported as reorganization items. These costs include legal and other professional advisory fees and all adjustments made to the carrying amount of certain assets and adjustments made to pre-petition liabilities reflecting claims allowed by the Court.

COMBINED DEBTORS' STATEMENT OF OPERATIONS										1 of 5

Case No.	15-11357		15-11358		15-11359		15-11360		15-11361
Debtor	Molycorp Inc.		Industrial Minerals LLC		Magnequench Inc.		Magnequench International Inc.		Magnequench Limited
	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date
Revenues
External Sales - net	$—	—	$—	—	$—	—	3,887,578	12,793,688	—	—
Sales to related parties	—	—	—	—	—	—	5,151,241	22,217,651	—	—
Total Revenue	—	—	—	—	—	—	9,038,819	35,011,339	—	—

Costs of sales
Costs excluding depreciation and amortization	—	—	—	—	—	—	7,328,315	30,537,366	—	—
Depreciation and amortization	—	—	—	—	—	—	8,318	33,273	—	—
Gross profit (loss)	—	—	—	—	—	—	1,702,186	4,440,700	—	—

Expenses
General & Administrative	38,694	270,909	—	—	—	—	188,279	1,030,346	48	267
Sales & Marketing	—	—	—	—	—	—	77,916	381,791	—	—
Insiders Compensation	—	—	—	—	—	—	35,835	150,379	—	—
Depreciation and amortization	—	—	—	—	—	—	160,468	653,378	—	—
- Accretion expense	—	—	—	—	—	—	—	—	—	—
Research and development	—	—	—	—	—	—	—	—	—	—
Revision in estimated ARO cash flows	—	—	—	—	—	—	—	—	—	—
Goodwill impairment & long lived assets	—	—	—	—	—	—	—	—	—	—
Total expenses	38,694	270,909	—	—	—	—	462,498	2,215,894	48	267
Operating income (loss)	(38,694)	(270,909)	—	—	—	—	1,239,688	2,224,806	(48)	(267)

Other Income (expense) (attached schedule)	—	(1)	—	—	—	—	12,523	10,840	—	—

Interest income (expense), net	(823,508)	(394,223)	—	—	(664,950)	(2,746,085)	382,579	1,591,530	—	—
Reorganization items, net (attached schedule)	(3,449,859)	(113,781,368)	—	—	—	(30,061,049)	—	—	—	—
Foreign exchange gain (loss)	5,947,256	(17,988,396)	—	—	—	—	(587)	168	—	—
Income/(loss) before taxes and non-controlling interest	1,635,195	(132,434,897)	—	—	(664,950)	(32,807,134)	1,634,203	3,827,344	(48)	(267)
Income taxes expense (benefit)	18,750	85,209	—	—	—	—	7,382	18,662	141,671	642,127
Income/(loss) from continuing operations before equity income of affiliate	1,616,445	(132,520,106)	—	—	(664,950)	(32,807,134)	1,626,821	3,808,682	(141,719)	(642,394)

Equity in loss (income) of affiliates	—	—	—	—	173,523	486,674	—	—	—	—

Income/(loss) from continuing operations	1,616,445	(132,520,106)	—	—	(838,473)	(33,293,808)	1,626,821	3,808,682	(141,719)	(642,394)

Earnings/(loss) for the period	$1,616,445	(132,520,106)	$—	—	$(838,473)	(33,293,808)	1,626,821	3,808,682	(141,719)	(642,394)

COMBINED DEBTORS' STATEMENT OF OPERATIONS										2 of 5
Continuation Sheet for MOR-2
Case No.	15-11362		15-11363		15-11364		15-11365		15-11366
Debtor	Molycorp Advanced Water Technologies LLC		MCP Callco ULC		MCP Canada Holdings ULC		MCP Canada Limited Partnership		MCP Exchangeco Inc.
	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date
Revenues
External Sales - net	$—	—	$—	—	$—	—	—	—	$—	—
Sales to related parties	—	—	—	—	—	—	4,682,272	19,835,139	—	—
Total Revenue	—	—	—	—	—	—	4,682,272	19,835,139	—	—

Costs of sales
Costs excluding depreciation and amortization	—	—	—	—	—	—	3,558,280	20,009,233	—	—
Depreciation and amortization	—	—	—	—	—	—	—	—	—	—
Gross profit (loss)	—	—	—	—	—	—	1,123,992	(174,094)	—	—

Expenses
General & Administrative	—	43	—	—	—	—	141,207	585,174	—	2,067
Sales & Marketing	—	—	—	—	—	—	—	—	—	—
Insiders Compensation	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	—	—	—	—	—	—	—	—	—
- Accretion expense	—	—	—	—	—	—	—	—	—	—
Research and development	—	—	—	—	—	—	—	—	—	—
Revision in estimated ARO cash flows	—	—	—	—	—	—	—	—	—	—
Goodwill impairment & long lived assets	—	—	—	—	—	—	—	—	—	—
Total expenses	—	43	—	—	—	—	141,207	585,174	—	2,067
Operating income (loss)	—	(43)	—	—	—	—	982,785	(759,268)	—	(2,067)

Other Income (expense) (attached schedule)	—	—	—	—	—	—	—	—	—	—
Interest income (expense), net	—	—	—	—	—	—	—	—	(2,505,440)	(10,256,593)
Reorganization items, net (attached schedule)	—	—	—	—	—	—	—	—	—	—
Foreign exchange gain (loss)	—	—	—	—	—	—	—	—	(5,163,395)	16,134,487
Income/(loss) before taxes and non-controlling interest	—	(43)	—	—	—	—	982,785	(759,268)	(7,668,835)	5,875,827
Income taxes expense (benefit)	—	—	—	—	—	—	—	—	—	—
Income/(loss) from continuing operations before equity income of affiliate	—	(43)	—	—	—	—	982,785	(759,268)	(7,668,835)	5,875,827

Equity in loss (income) of affiliates	—	—	—	—	—	—	—	—	—	—

Income/(loss) from continuing operations	—	(43)	—	—	—	—	982,785	(759,268)	(7,668,835)	5,875,827

Earnings/(loss) for the period	$—	(43)	$—	—	$—	—	$982,785	(759,268)	$(7,668,835)	5,875,827

COMBINED DEBTORS' STATEMENT OF OPERATIONS										3 of 5
Continuation Sheet for MOR-2
Case No.	15-11367		15-11368		15-11369		15-11370		15-11371
Debtor	Molycorp Chemicals & Oxides Inc.		Molycorp Luxembourg Holdings S.a.r.l		Molycorp Metals & Alloys Inc.		Molycorp Minerals Canada ULC		Molycorp Minerals LLC
	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date
Revenues
External Sales - net	$2,338,276	11,758,563	$—	—	$277,908	1,450,563	$—	56	$664,103	2,145,426
Sales to related parties	3,329,137	18,217,253	—	—	—	123,853	53,208	933,087	58,900	7,298,690
Total Revenue	5,667,413	29,975,816	—	—	277,908	1,574,416	53,208	933,143	723,003	9,444,116

Costs of sales
Costs excluding depreciation and amortization	5,402,487	28,276,123	—	—	316,537	1,857,617	62,327	1,164,288	4,229,043	38,334,237
Depreciation and amortization	—	—	—	—	28,092	116,688	24,195	103,143	7,230,092	30,351,407
Gross profit (loss)	264,926	1,699,693	—	—	(66,721)	(399,889)	(33,314)	(334,288)	(10,736,132)	(59,241,528)

Expenses
General & Administrative	39,057	133,399	—	112	(80)	36,151	681,696	2,607,885	3,216,753	9,668,738
Sales & Marketing	34,605	115,160	—	—	—	—	45,675	161,064	61	46,899
Insiders Compensation	29,086	120,612	—	—	—	—	70,427	435,066	88,250	537,150
Depreciation and amortization	—	—	—	—	—	—	15,394	74,141	363,126	(2,579,365)
- Accretion expense	—	—	—	—	—	—	—	—	116,408	480,917
Research and development	97,989	571,503	—	—	—	—	63,419	252,411	18,522	137,004
Revision in estimated ARO cash flows	—	—	—	—	—	—	—	—	—	(4,041,690)
Goodwill impairment & long lived assets	—	—	—	—	—	—	—	—	—	—
Total expenses	200,737	940,674	—	112	(80)	36,151	876,611	3,530,567	3,803,120	4,249,653
Operating income (loss)	64,189	759,019	—	(112)	(66,641)	(436,040)	(909,925)	(3,864,855)	(14,539,252)	(63,491,181)

Other Income (expense) (attached schedule)	—	—	—	—	49	211	—	114,807	(49,291)	(46,058)
Interest income (expense), net	1,112	3,572	—	—	—	—	(377,610)	(1,387,004)	(1,775,037)	(8,516,550)
Reorganization items, net (attached schedule)	—	—	—	—	—	—	—	—	(244,190)	(74,227,065)
Foreign exchange gain (loss)	(10,201)	79,815	—	—	—	—	(936,854)	2,219,412	(2,505)	(31,798)
Income/(loss) before taxes and non-controlling interest	55,100	842,406	—	(112)	(66,592)	(435,829)	(2,224,389)	(2,917,640)	(16,610,275)	(146,312,652)
Income taxes expense (benefit)	—	21,192	—	—	—	—	18,719	85,880	69,111	69,111
Income/(loss) from continuing operations before equity income of affiliate	55,100	821,214	—	(112)	(66,592)	(435,829)	(2,243,108)	(3,003,520)	(16,679,386)	(146,381,763)

Equity in loss (income) of affiliates	—	—	—	—	—	—	—	—	—	—

Income/(loss) from continuing operations	55,100	821,214	—	(112)	(66,592)	(435,829)	(2,243,108)	(3,003,520)	(16,679,386)	(146,381,763)

Earnings/(loss) for the period	$55,100	821,214	$—	(112)	$(66,592)	(435,829)	$(2,243,108)	(3,003,520)	$(16,679,386)	(146,381,763)

COMBINED DEBTORS' STATEMENT OF OPERATIONS										4 of 5
Continuation Sheet for MOR-2
Case No.	15-11372		15-11373		15-11374		15-11375		15-11376
Debtor	Molycorp Rare Metals Holdings Inc.		Molycorp Rare Metals (Utah) Inc.		Neo International Corp.		PP IV Mountain Pass Inc. (Inactive)		PP IV Mountain Pass II, Inc. (Inactive)
	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date
Revenues
External Sales - net	$—	—	$704,575	2,473,263	$—	—	$—	—	$—	—
Sales to related parties	—	—	46,595	745,003	—	—	—	—	—	—
Total Revenue	—	—	751,170	3,218,266	—	—	—	—	—	—

Costs of sales
Costs excluding depreciation and amortization	—	—	673,282	3,774,398	—	—	—	—	—	—
Depreciation and amortization	—	—	15,848	68,693	—	—	—	—	—	—
Gross profit (loss)	—	—	62,040	(624,825)	—	—	—	—	—	—

Expenses
General & Administrative	—	5,518	25,219	121,029	78,706	297,407	—	—	—	—
Sales & Marketing	—	—	10,611	31,654	—	1,615	—	—	—	—
Insiders Compensation	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	—	1,495	6,496	3,551	14,204	—	—	—	—
- Accretion expense	—	—	—	—	—	—	—	—	—	—
Research and development	—	—	—	—	—	—	—	—	—	—
Revision in estimated ARO cash flows	—	—	—	—	—	—	—	—	—	—
Goodwill impairment & long lived assets	—	—	—	6,917	—	—	—	—	—	—
Total expenses	—	5,518	37,325	166,096	82,257	313,226	—	—	—	—
Operating income (loss)	—	(5,518)	24,715	(790,921)	(82,257)	(313,226)	—	—	—	—

Other Income (expense) (attached schedule)	240,000	560,000	—	—	—	—	—	—	—	—
Interest income (expense), net	37	97	217	1,061	—	29	—	—	—	—
Reorganization items, net (attached schedule)	—	—	—	—	—	—	—	—	—	—
Foreign exchange gain (loss)	—	—	(771)	2,765	137,057	(446,706)	—	—	—	—
Income/(loss) before taxes and non-controlling interest	240,037	554,579	24,161	(787,095)	54,800	(759,903)	—	—	—	—
Income taxes expense (benefit)	—	—	—	—	64,982	251,984	—	—	—	—
Income/(loss) from continuing operations before equity income of affiliate	240,037	554,579	24,161	(787,095)	(10,182)	(1,011,887)	—	—	—	—

Equity in loss (income) of affiliates	—	—	—	—	—	—	—	—	—	—

Income/(loss) from continuing operations	240,037	554,579	24,161	(787,095)	(10,182)	(1,011,887)	—	—	—	—

Earnings/(loss) for the period	$240,037	554,579	$24,161	(787,095)	$(10,182)	(1,011,887)	$—	—	$—	—

COMBINED DEBTORS' STATEMENT OF OPERATIONS						5 of 5
Continuation Sheet for MOR-2
Case No.	15-11377		Elimination		Total
Debtor	RCF IV Speedwagon Inc. (Inactive)
	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date
Revenues
External Sales - net	$—	—	$—	—	$7,872,440	30,621,559
Sales to related parties	—	—	(4,794,380)	(27,941,756)	8,526,973	41,428,920
Total Revenue	—	—	(4,794,380)	(27,941,756)	16,399,413	72,050,479

Costs of sales
Costs excluding depreciation and amortization	—	—	(4,799,976)	(28,373,736)	16,770,295	95,579,526
Depreciation and amortization	—	—	—	—	7,306,545	30,673,204
Gross profit (loss)	—	—	5,596	431,980	(7,677,427)	(54,202,251)

Expenses
General & Administrative	—	—	—	—	4,409,579	14,759,045
Sales & Marketing	—	—	—	—	168,868	738,183
Insiders Compensation	—	—	—	—	223,598	1,243,207
Depreciation and amortization	—	—	—	—	544,034	(1,831,146)
- Accretion expense	—	—	—	—	116,408	480,917
Research and development	—	—	—	—	179,930	960,918
Revision in estimated ARO cash flows	—	—	—	—	—	(4,041,690)
Goodwill impairment & long lived assets	—	—	—	—	—	6,917
Total expenses	—	—	—	—	5,642,417	12,316,351
Operating income (loss)	—	—	5,596	431,980	(13,319,844)	(66,518,602)

Other Income (expense) (attached schedule)	—	—	—	—	203,281	639,799
Interest income (expense), net	—	—	—	—	(5,762,600)	(21,704,166)
Reorganization items, net (attached schedule)	—	—	—	—	(3,694,049)	(218,069,482)
Foreign exchange gain (loss)	—	—	—	—	(30,000)	(30,253)
Income/(loss) before taxes and non-controlling interest	—	—	5,596	431,980	(22,603,212)	(305,682,704)
Income taxes expense (benefit)	—	—	—	—	320,615	1,174,165
Income/(loss) from continuing operations before equity income of affiliate	—	—	5,596	431,980	(22,923,827)	(306,856,869)

Equity in loss (income) of affiliates	—	—	—	—	173,523	486,674

Income/(loss) from continuing operations	—	—	5,596	431,980	(23,097,350)	(307,343,543)

Earnings/(loss) for the period	$—	—	$5,596	431,980	$(23,097,350)	(307,343,543)

Continuation Sheet for MOR-2

Debtor	Case No.	BREAKDOWN OF "OTHER" CATEGORY	Current Month	Cumulative Filing to Date

		Other Income/Expense
Molycorp Metals & Alloys, Inc.	15-11369	Rental/interest income	49	211

Molycorp Minerals Canada ULC	15-11370	Gain on fixed asset sale		810
		Refund - insurance		2,993
		Dividend Income		65,725
		Other Income		45,279
			—	114,807

Molycorp Minerals, LLC	15-11371	Miscellaneous rental income /(expense)	(49,291)	(46,108)
		Gain on disposal		50
			(49,291)	(46,058)

Molycorp Rare Metals Holdings, Inc.	15-11372	Dividend income	240,000	560,000

Magnequench International, Inc.	15-11360	Other Income /(expense)	12,523	10,840

Molycorp Inc.	15-11357	Other Income /(expense)		(1)

		Total Combined	203,281	639,799

		Other Reorganization Expenses
Molycorp Inc.	15-11357	Legal and other professional fees	3,449,858	20,649,445
		Adjustments to the carrying amount of debt		78,440,941
		Wrtie off of deferred financing cost		4,919,107
		Gain on fair value adjustment of Springing Maturity derivative		(8,008,001)
		Early Payment Premium on Term loans		17,779,875
		Total	3,449,858	113,781,367

Magnequench Inc.	15-11359	Write-off of discount and deferred financing cost on Term Loans		8,796,357
		Early Payment Premium on Term Loans		21,264,693
		Total	—	30,061,050

Molycorp Minerals, LLC	15-11371	Early payment premium on term loans		49,754,504
		Adjustments to the carrying amount of debt		18,918,839
		Trustee fees	29,025	133,200
		Severance expense	215,165	3,744,617
		Capital equipment lease cancellation		1,675,906
		Total	244,190	74,227,066

		Total Combined	3,694,048	218,069,483

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-3	Reporting Period: October 2015

Notes to MOR-3, Balance Sheet

Unless otherwise indicated, the value of the assets contained in MOR-3 are book values as of October 31, 2015. Amounts ultimately realized from the disposition of the Debtors’ assets may materially vary from the stated book value. The carrying amounts of these assets are not based upon any estimate of such assets’ current market values. The Debtors reserve the right to amend or adjust the value of each asset in MOR-3.
All liabilities in MOR-3 are separated into obligations that were incurred prior to the filing of the Chapter 11 Cases (the "pre-petition liabilities") and those incurred after the filing of the Chapter 11 Cases (the "post-petition liabilities"). Pre-petition liabilities are further segregated into liabilities subject to compromise ("LSTC") and liabilities not subject to compromise. LSTC are pre-petition obligations that are not fully secured and that have at least a possibility of not being repaid at the full claim amount. However, fully secured liabilities may become impaired under a reorganization plan and may be classified as LSTC.
LSTC, including claims that become known after the filing of the Chapter 11 Cases, are reported on the basis of the expected amount of the total allowed claim, even though they may be settled for lesser amounts. Allowed claims are initially included in the debtors listing of liabilities filed with the Court or submitted by a creditor to the Court and not objected by the Debtors. Allowed claims remain subject to future adjustment that may result from actions of the Court, rejection of contracts and unexpired leases, negotiations, disputed claims, valuation of collateral securing claims, and other events.

COMBINED DEBTORS' BALANCE SHEET
As at October 31, 2015
Case No.	15-11357	15-11358	15-11359	15-11360	15-11361	15-11362	15-11363	15-11364	15-11365	15-11366	15-11367	15-11368	15-11369	15-11370	15-11371	15-11372
Debtor	Molycorp Inc.	Industrial Minerals LLC	Magnequench Inc.	Magnequench International Inc.	Magnequench Limited	Molycorp Advanced Water Technologies LLC	MCP Callco ULC	MCP Canada Holdings ULC	MCP Canada Limited Partnership	MCP Exchangeco Inc.	Molycorp Chemicals & Oxides Inc.	Molycorp Luxembourg Holdings S.a.r.l	Molycorp Metals & Alloys Inc.	Molycorp Minerals Canada ULC	Molycorp Minerals LLC	Molycorp Rare Metals Holdings Inc.

ASSETS
Current
Cash and cash equivalents	$3,388,734	$—	$—	$10,635,293	$148,457	$4,867	$5,000	$5,000	$6,480,740	$5,960	$16,619,848	$10,082	$957,108	$3,352,688	$1,918,516	$621,095
Restricted cash	79,299,601	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Trade accounts receivable	—	—	—	2,773,394	—	—	—	—	—	—	2,464,663	—	666,273	1,704	752,922	—
Inventories	—	—	—	4,007,653	—	—	—	—	1,716,650	—	6,708,692	—	3,283,334	865,101	25,624,851	—
Income tax receivable	437,290	—	—	—	88,061	—	—	—	—	—	—	—	—	—	—	—
Defer tax assets	7,432,756	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other current assets (attached schedule)	2,713,804	—	—	48,549	5,591	—	—	—	3,882	—	14,642	—	43,169	207,782	8,280,006	—
Total current assets	93,272,185	—	—	17,464,889	242,109	4,867	5,000	5,000	8,201,272	5,960	25,807,845	10,082	4,949,884	4,427,275	36,576,295	621,095

Fixed Assets
- Real Property & Improvement	—	—	—	100,000	—	—	—	—	—	—	—	—	2,154,116	1,510,345	1,059,644,376	—

- Machinery & Equipment	—	—	—	1,528,573	—	—	—	—	—	—	—	—	2,803,444	3,934,430	606,014,048	—
- Furniture & Office Equipment	—	—	—	7,421,923	—	—	—	—	—	—	84,275	—	98,652	1,334,575	8,860,110	—
- Vehicle	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,437,401	—
- Minerals Resource	—	—	—	—	—	—	—	—	—	—	—	—	—	—	24,539,244	—
- Construction in Process	—	—	—	—	—	—	—	—	—	—	—	—	—	4,627	14,882,856	—
less: accumulated depreciation	—	—	—	(6,970,164)	—	—	—	—	—	—	(84,275)	—	(1,463,213)	(3,894,801)	(211,179,199)	—
Property, plant and equipment	—	—	—	2,080,332	—	—	—	—	—	—	—	—	3,592,999	2,889,176	1,505,198,836	—
Deposits	2,207,497	—	—	—	—	—	—	—	—	—	—	—	—	—	36,541,449	—
Inventories	—	—	—	—	—	—	—	—	—	—	—	—	—	—	23,783,380	—
Patents and other intangible assets	—	—	—	29,146,366	—	—	—	—	—	—	—	—	—	354,884	322,081	—
Investment (attached schedule)	543,915,594	20,000	162,134,804	17,067,184	2,033,276	—	—	—	1,192,325,440	684,175,440	—	364,150,000	—	31,811,569	141,423,147	22,919,589
Other assets (attached schedule)	—	—	—	45,060	—	—	—	—	—	—	—	—	—	—	624,474	—
Loan to Insiders	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Related Party Receivable	2,977,263,154	478	49,677,426	112,848,502	11,524,961	—	—	—	23,657,891	45,245,069	10,797,077	15,798	2,200,001	25,906,204	39,018,069	1,800,000
Total non current assets	3,523,386,245	20,478	211,812,230	161,187,444	13,558,237	—	—	—	1,215,983,331	729,420,509	10,797,077	364,165,798	5,793,000	60,961,833	1,746,911,436	24,719,589
Total assets	3,616,658,430	20,478	211,812,230	178,652,333	13,800,346	4,867	5,000	5,000	1,224,184,603	729,426,469	36,604,922	364,175,880	10,742,884	65,389,108	1,783,487,731	25,340,684

LIABILITIES AND SHAREHOLDERS' EQUITY

Current
Trade accounts payable	1,035,507	—	—	104,271	—	—	—	—	5,021	—	71,475	—	15,960	52,843	1,073,473	—
DIP Financing	135,534,034	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Accrued expenses	13,279,193	—	—	401,845	—	—	—	—	20,833	—	897,907	—	298,858	1,011,167	11,976,130	—
Interest payable	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Income taxes payable	—	—	—	247,335	—	—	—	—	—	—	—	—	—	472,041	—	—
Capital lease	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Asset retirement obligation	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,459,517	—
Total current liabilities	149,848,734	—	—	753,451	—	—	—	—	25,854	—	969,382	—	314,818	1,536,051	16,509,120	—

Capital lease	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Asset retirement obligation	—	—	—	—	—	—	—	—	—	—	—	—	—	—	11,010,693	—
Defer tax liabilities	13,204,756	—	—	380,910	1,419,219	—	—	—	—	—	—	—	—	1,231,730	—	—
Pension benefit liabilities	—	—	—	3,293,423	—	—	—	—	—	—	—	—	—	—	—	—
Other Long-term liabilities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,424,195	—
Amount due to Insiders	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Related party payable	357,347	—	—	1,602,586	—	—	5,000	5,000	13,381,627	11,861,829	7,527,768	—	9,467	2,025,871	62,767,273	—
Liabilities subject to compromise - Related party	71,041,354	20,378	3,339,173	21,373,080	219,062	5,000	—	7,750	12,403,514	348,943,280	17,383,339	364,287,300	216,331	59,138,555	2,262,323,872	—
Liabilities subject to compromise - Third party	1,511,421,108	—	85,437,171	12,391	—	—	—	—	6,054	—	18,820	—	32,659	1,860,873	230,558,176	—
Total non-current liabilities	1,596,024,565	20,378	88,776,344	26,662,390	1,638,281	5,000	5,000	12,750	25,791,195	360,805,109	24,929,927	364,287,300	258,457	64,257,029	2,568,084,209	—
Total liabilities	1,745,873,299	20,378	88,776,344	27,415,841	1,638,281	5,000	5,000	12,750	25,817,049	360,805,109	25,899,309	364,287,300	573,275	65,793,080	2,584,593,329	—

Non-controlling interest

Shareholder's equity:
Share capital	258,954	100	33,788	21,556	4,621,000	—	—	—	684,175,441	10,255,745	1,500	20,000	—	275,174,583	—	22,463,750
Contributed surplus	2,249,606,451	—	40,027,833	148,368,181	389,376	—	—	—	—	401,063,759	226,313	—	17,521,567	(4,095,431)	132,576,089	—
Accumulated deficits	(379,080,274)	—	82,974,265	3,803,564	7,151,689	(133)	—	(7,750)	514,192,113	(42,698,144)	10,477,800	(131,420)	(7,351,958)	(271,483,124)	(933,681,687)	2,876,934
Accum Other Comprehensive Income	—	—	—	(956,809)	—	—	—	—	—	—	—	—	—	—	—	—
Shareholders' equity	1,870,785,131	100	123,035,886	151,236,492	12,162,065	(133)	—	(7,750)	1,198,367,554	368,621,360	10,705,613	(111,420)	10,169,609	(403,972)	(801,105,598)	25,340,684
Total liabilities and shareholders' equity	3,616,658,430	20,478	211,812,230	178,652,333	13,800,346	4,867	5,000	5,000	1,224,184,603	729,426,469	36,604,922	364,175,880	10,742,884	65,389,108	1,783,487,731	25,340,684

COMBINED DEBTORS' BALANCE SHEET
Continuation Sheet for MOR-3
As at October 31, 2015
Case No.	15-11373	15-11374	15-11375	15-11376	15-11377	Elimination	Total
Debtor	Molycorp Rare Metals (Utah) Inc.	Neo International Corp.	PP IV Mountain Pass Inc. (Inactive)	PP IV Mountain Pass II, Inc. (Inactive)	RCF IV Speedwagon Inc. (Inactive)

ASSETS
Current
Cash and cash equivalents	$3,366,998	$21,718	$—	$—	$—	$—	$47,542,104
Restricted cash	—	—	—	—	—	—	79,299,601
Trade accounts receivable	811,295	—	—	—	—	—	7,470,251
Inventories	4,091,563	—	—	—	—	431,980	46,729,824
Income tax receivable	—	—	—	—	—	—	525,351
Defer tax assets	—	—	—	—	—	—	7,432,756
Other current assets (attached schedule)	741,905	5,683	—	—	—	—	12,065,013
Total current assets	9,011,761	27,401	—	—	—	431,980	201,064,900

Fixed Assets
- Real Property & Improvement	1,021,865	—	—	—	—	—	1,064,430,702
- Machinery & Equipment	1,057,283	—	—	—	—	—	615,337,778
- Furniture & Office Equipment	45,006	—	—	—	—	—	17,844,541
- Vehicle	—	—	—	—	—	—	2,437,401
- Minerals Resource	—	—	—	—	—	—	24,539,244
- Construction in Process	3,429	—	—	—	—	—	14,890,912
less: accumulated depreciation	(1,352,746)	—	—	—	—	—	(224,944,398)
Property, plant and equipment	774,837	—	—	—	—	—	1,514,536,180
Deposits	—	—	—	—	—	—	38,748,946
Inventories	—	—	—	—	—	—	23,783,380
Patents and other intangible assets	—	494,893	—	—	—	—	30,318,224

Investment (attached schedule)	—	28,535,255	—	—	—	(2,977,166,065)	213,345,233
Other assets (attached schedule)	—	—	—	—	—	—	669,534
Loan to Insiders	—	—	—	—	—	—	—
Related Party Receivable	246,559	46,990,065	—	—	—	(3,217,390,912)	129,800,342
Total non current assets	1,021,396	76,020,213	—	—	—	(6,194,556,977)	1,951,201,839
Total assets	10,033,157	76,047,614	—	—	—	(6,194,124,997)	2,152,266,739

LIABILITIES AND SHAREHOLDERS' EQUITY

Current
Trade accounts payable	98,333	—	—	—	—	—	2,456,883
DIP Financing	—	—	—	—	—	—	135,534,034
Accrued expenses	218,805	145,868	—	—	—	—	28,250,606
Interest payable	—	—	—	—	—	—	—
Income taxes payable	—	—	—	—	—	—	719,376
Capital lease	—	—	—	—	—	—	—
Asset retirement obligation	—	—	—	—	—	—	3,459,517
Total current liabilities	317,138	145,868	—	—	—	—	170,420,416

Capital lease	—	—	—	—	—	—	—
Asset retirement obligation	—	—	—	—	—	—	11,010,693
Defer tax liabilities	—	1,261,395	—	—	—	—	17,498,010
Pension benefit liabilities	—	—	—	—	—	—	3,293,423
Other Long-term liabilities	—	—	—	—	—	—	1,424,195
Amount due to Insiders	—	—	—	—	—	—	—
Related party payable	154,159	24,951	—	—	—	(81,512,746)	18,210,132
Liabilities subject to compromise - Related party	38,381	149,196	—	—	—	(3,135,878,166)	25,011,399
Liabilities subject to compromise - Third party	50,347	809,428	—	—	—	—	1,830,207,027
Total non-current liabilities	242,887	2,244,970	—	—	—	(3,217,390,912)	1,906,654,879

Total liabilities	560,025	2,390,838	—	—	—	(3,217,390,912)	2,077,075,295

Non-controlling interest

Shareholder's equity:
Share capital	14,550,000	19,163,220	—	—	—	(1,030,480,683)	258,954
Contributed surplus	—	514,460	—	—	—	(736,592,148)	2,249,606,450
Accumulated deficits	(5,076,868)	53,979,096	—	—	—	(1,209,661,255)	(2,173,717,152)
Accum Other Comprehensive Income	—	—	—	—	—	—	(956,809)
Shareholders' equity	9,473,132	73,656,776	—	—	—	(2,976,734,085)	75,191,444
Total liabilities and shareholders' equity	10,033,157	76,047,614	—	—	—	(6,194,124,997)	2,152,266,739

Continuation Sheet for MOR-3

			BOOK VALUE AS AT
Debtor	Case No.	ASSETS	October 31, 2015
		Other Current Assets
Molycorp Inc.	15-11357	Retainer fee paid to Jone's day	74,402
		Retainer fee paid to Alixpartner	229,967
		Retainer fee paid to Yong Conway	102,519
		Retainer fee paid to Prime Clerk	25,000
		Retainer fee paid to Paul Welss	300,000
		Retainer fee paid to Kramer Levin	350,000
		Retainer fee paid to Miller Buckfire	10,000
		Retainer fee paid to Mile 26	300,000
		Deferred Financing cost	1,321,916
		Total	2,713,804

Magnequench International Inc.	15-11360	Misc receivable	48,549

Magnequench Limited	15-11361	Prepaids and deferred charges	1,508
		HST/VAT recoverable	4,083
		Total	5,591

MCP Canada Limited Partnership	15-11365	Prepaids expenses	3,882

Molycorp Chemicals & Oxides, Inc.	15-11367	Prepaids and deferred charges	7,692
		Misc receivables - Other	6,950
		Total	14,642

Molycorp Metals & Alloys, Inc.	15-11369	Prepayment for raw materials	5,838
		Refundable deposits to utility company	37,332
		Total	43,170

Molycorp Minerals Canada ULC (Toronto)	15-11370	GST/VAT recoverable	20,482
		Prepayment on rent and consulting	118,210
		Prepaid Insurance	10,904
		Prepaid Property Tax	4,332
		HST Recoverable	8,343
		Misc receivable	45,511
		Total	207,782

Molycorp Minerals, LLC	15-11371	Other account receivable	17,114
		Prepaid and deferred charges	5,879,713
		Prepaid insurance	2,383,179
		Total	8,280,006

Molycorp Rare Metals (Utah), Inc.	15-11373	Prepaid Others	116,883
		Prepaid - Pots Expense	8,945
		Prepaid - Heaters Expense	9,310
		Prepaid - Propane Expense	15,399
		Prepaid - Package Expense	22,609
		Prepaid Duty	543,112
		Prepaid - HRA Plan	966
		GST/VAT Recoverable(Consumption Tax)	3,033
		Misc Receivable	21,648
		Total	741,905

Neo International Corp.	15-11374	Prepayment for professional fee	5,000
		GST/VAT recoverable	683
		Total	5,683

		Combined Debtor Total Other Current Assets	12,065,014
		Investments
Molycorp Inc.	15-11357	Molycorp Luxembourg Holdings S.a.r.l. (100%)	20,000
		MCP Exchangeco Inc. (100%)	411,319,505
		Molycorp Minerals LLC (31.96%)	132,576,089
		Total	543,915,594

Industrial Minerals, LLC	15-11358	Industrial Minerals S.a.r.l. (100%)	20,000

Magnequench Inc.	15-11359	Gan Zhou Ke Li Rare Earth New Material (25%)	5,054,847
		Magnequench Neo Powders Pte. Ltd. (100%)	116,421
		Magnequench International Inc. (100%)	136,035,957
		Magnequench UG (100%)	20,927,580
		Total	162,134,805

Magnequench International, Inc.	15-11360	Xin Bao Investment Limited (98.9%)	17,067,184

Magnequench Limited	15-11361	Magnequench International Trading (Tianjin) Co., Ltd. (100%)	800,000
		Magnequench (Korat) Co., Ltd. (100%)	1

		Zibo Jia Xin Magnetic Materials Ltd. (100%)	530,000
		GQD Special Material (Thailand) Co., Ltd. (20%)	703,275
		Total	2,033,276

MCP Canada Limited Partnership	15-11365	Molycorp Minerals Canada ULC	1,192,325,440

MCP Exchangeco Inc.	15-11366	MCP Canada Limited Partnership (99.99%)	684,175,440

Molycorp Luxembourg Holdings S.a.r.l.	15-11368	Molycorp Rare Metals Holdings Inc. (100%)	24,150,000
		Magnequench Inc. (100%)	325,000,000
		Molycorp Chemicals & Oxides Inc. (100%)	15,000,000
		Total	364,150,000

Molycorp Minerals Canada ULC (Toronto)	15-11370	Neo International Corp. (100%)	19,163,220
		Vive Crop Protection Inc. RSTD (investment)	805,305
		Molycorp Chemicals & Oxides (Europe) Ltd. (100%)	158
		Magnequench Limited (100%)	4,621,000
		Molycorp (Beijing) Co., Ltd. (100%)	200,000
		NMT Holdings GmbH (100%)	71,940
		Molycorp Korea Inc. ( 100%)	91,000
		Molycorp Rare Metals Korea Inc. (100%)	3,065,000
		Xin Bao Investment Limited (1.1%)	3,000,000
		Molycorp Japan Inc. (100%)	86,199
		Molycorp Rare Metals (Utah), Inc.	707,747
		Total	31,811,569

Molycorp Minerals, LLC	15-11371	Molycorp Metals & Alloys Inc. (100%)	17,521,567
		Molycorp Silmet AS (100%)	123,901,480
		Indistrial Minerals LLC (100%)	100
		Total	141,423,147

Molycorp Rare Metals Holdings, Inc.	15-11372	Molycorp Rare Metals (Oklahoma) LLC (80%)	6,500,000
		Molycorp Rare Metals (Utah) Inc. (100%)	14,550,000
		Shanxi Jia Hua Galaxy Electronic Materials Co., Ltd. (60%)	1,869,589
		Total	22,919,589

Neo International Corp.	15-11374	Jiangyin Jiahua Advanced Material Resources Co., Ltd. (95%)	23,279,669
		Zibo Jiahua Advanced Material Resources Co., Ltd. (95%)	5,042,586
		Neo Performance Materials (Singapore) Pte. Ltd. (100%)	213,000
		Total	28,535,255

		Combined Investments	3,190,511,299
		Other Assets
Magnequench International, Inc.	15-11360	Rental deposit	300
		Rental deposit for Osaka office	44,760
		Total	45,060

Molycorp Minerals, LLC	15-11371	Rabbi Trust investment - retirement fund	624,474

		Combined Debtor Total Other Assets	669,534

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-4	Reporting Period: October 2015

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Withholding	—	549,968	549,968	Various	EFT	—
FICA-Employee	—	137,555	137,555	Various	EFT	—
FICA-Employer	—	137,555	137,555	Various	EFT	—
Unemployment	835	15	—	0	—	850
Income	—	—	—	—	—	—
Other: Fed Medical Ins	—	76,465	76,465	Various	EFT	—
Total Federal Taxes	835	901,558	901,543			850
State and Local
Withholding	—	182,285	182,285	Various	EFT	—
Sales & Use AZ location only	1,639,659	54,143	66	Various	EFT	1,693,736
Excise	—	—	—	—	—	—
Unemployment	470	116	—	—	—	586
Real Property	1,419,060	662,446	—	—	—	2,081,506
Personal Property	—	—	—	—	—	—
Other: Property taxes for land and machinery	19,910	4,304	—	—	—	24,214
Total State and Local	3,079,099	903,294	182,351			3,800,042
Total Taxes	3,079,934	1,804,852	1,083,894			3,800,892

SUMMARY OF UNPAID POSTPETITION DEBTS

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	1,366,974	967,099	116,642	5,021	1,146	2,456,882
Wages Payable	1,212,113	—	—	—	—	1,212,113
Taxes Payable	27,564.00	—	—	—	—	27,564.00

Rent/Leases-Building						—
Rent/Leases-Equipment						—
Secured Debt/Adequate Protection Payments						—
Professional Fees						—
Amounts Due to Insiders*						—
Other: DIP Financing	135,534,034	—	—	—	—	135,534,034

Total Postpetition Debts	138,140,685	967,099	116,642	5,021	1,146	139,230,593

Explain how and when the Debtor intends to pay any past-due postpetition debts.
0-30	967,099	$852,471 of this amount is 20% holdback. The remainder was paid in November 2015
31-60	116,642	$109,820 of this amount is 20% holdback. The remainder was paid in November 2015
61-90	5,021	Still awaiting approval
Over 90	1,146	Still awaiting approval
	1,089,908	Total Past Due Accounts Payable
*"Insider" is defined in 11 U.S.C. Section 101(31).

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-4	Reporting Period: October 2015

SUMMARY OF UNPAID POST PETITION DEBTS - SUPPLEMENTAL SCHEDULE

ACCOUNTS PAYABLE

Number of Days Past Due
Debtor	Case No	Current	0-30	31-60	61-90	Over 90	Total
Molycorp Inc.	15-11357	72,071	852,470	109,819	—	1,146	1,035,506
Industrial Minerals, LLC	15-11358	—	—	—	—	—	—
Magnequench Inc.	15-11359	—	—	—	—	—	—
Magnequench International, Inc.	15-11360	9,523	89,916	4,832	—	—	104,271
Magnequench Limited	15-11361	—	—	—	—	—	—
MCP Advanced Water Technologies, LLC	15-11362	—	—	—	—	—	—
MCP Callco ULC	15-11363	—	—	—	—	—	—
MCP Canada Holdings ULC	15-11364	—	—	—	—	—	—
MCP Canada Limited Partnership	15-11365	—	—	—	5,021	—	5,021
MCP Exchangeco Inc.	15-11366	—	—	—	—	—	—
Molycorp Chemicals & Oxides, Inc.	15-11367	65,236	6,239	—	—	—	71,475
Molycorp Luxembourg Holdings S.a.r.l	15-11368	—	—	—	—	—	—
Molycorp Metals & Alloys, Inc.	15-11369	15,960	—	—	—	—	15,960
Molycorp Minerals Canada ULC (Toronto)	15-11370	19,201	18,474	1,991	—	—	39,666
Molycorp Minerals Canada ULC (Peterborough)	15-11370	13,178	—	—	—	—	13,178
Molycorp Minerals, LLC	15-11371	1,073,472	—	—	—	—	1,073,472
Molycorp Rare Metals Holdings, Inc.	15-11372	—	—	—	—	—	—
Molycorp Rare Metals (Utah), Inc.	15-11373	98,333	—	—	—	—	98,333
Neo International Corp.	15-11374	—	—	—	—	—	—
PP IV Mountain Pass Inc.	15-11375	—	—	—	—	—	—
PP IV Mountain Pass II inc.	15-11376	—	—	—	—	—	—
RCF IV Speedwagon Inc.	15-11377	—	—	—	—	—	—

Combined Total		1,366,974	967,099	116,642	5,021	1,146	2,456,882

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-5	Reporting Period: October 2015

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

	Case No.	Combined Debtors' Accounts Receivable	15-11357	15-11358	15-11359	15-11360	15-11361	15-11362	15-11363	15-11364	15-11365	15-11366
Accounts Receivable Reconciliation	Debtor		Molycorp Inc.	Industrial Minerals LLC	Magnequench Inc.	Magnequench International Inc.	Magnequench Limited	Molycorp Advanced Water Technologies LLC	MCP Callco ULC	MCP Canada Holdings ULC	MCP Canada Limited Partnership	MCP Exchangeco Inc.
	Total Accounts Receivable at the beginning of the reporting period	10,693,675	—	—	—	2,750,213	—	—	—	—	—	—
	+ Amounts billed during the period	6,488,544	—	—	—	2,466,491	—	—	—	—	—	—
	- Amounts collected during the period	(7,178,543)	—	—	—	(2,443,309)	—	—	—	—	—	—
	+/- Revaluation of Foreign Currency Receivable	—	—	—	—	—	—	—	—	—	—	—
	+/- AR adjustments	(33,425)	—	—	—		—	—	—	—	—	—
	Total Accounts Receivable at the end of the reporting period	9,970,251	—	—	—	2,773,394	—	—	—	—	—

Accounts Receivable Aging
	0 - 30 days old	7,347,819	—	—	—	2,750,625	—	—	—	—	—	—
	31 - 60 days old	113,312	—	—	—	22,769	—	—	—	—	—	—
	61 - 90 days old	—	—	—	—	—	—	—	—	—	—	—
	91+ days old	2,509,120	—	—	—	—	—	—	—	—	—	—
	Total Accounts Receivable	9,970,251	—	—	—	2,773,394	—	—	—	—	—	—
	Amount considered uncollectible (Bad Debt)	(2,500,000)	—	—	—	—	—	—	—	—	—	—
	Accounts Receivable (Net)	7,470,251	—	—	—	2,773,394	—	—	—	—	—	—

	Case No.	15-11367	15-11368	15-11369	15-11370	15-11371	15-11372	15-11373	15-11374	15-11375	15-11376	15-11377
Accounts Receivable Reconciliation	Debtor	Molycorp Chemicals & Oxides Inc.	Molycorp Luxembourg Holdings S.a.r.l	Molycorp Metals & Alloys Inc.	Molycorp Minerals Canada ULC	Molycorp Minerals LLC	Molycorp Rare Metals Holdings Inc.	Molycorp Rare Metals (Utah) Inc.	Neo International Corp.	PP IV Mountain Pass Inc. (Inactive)	PP IV Mountain Pass II, Inc. (Inactive)	RCF IV Speedwagon Inc. (Inactive)
	Total Accounts Receivable at the beginning of the reporting period	3,599,310	—	1,048,120	1,704	2,708,623	—	585,705	—	—	—	—
	+ Amounts billed during the period	2,405,762	—	279,370		664,104	—	672,818	—	—	—	—
	- Amounts collected during the period	(3,543,243)	—	(661,217)	—	(83,545)	—	(447,229)	—	—	—	—
	+/- Revaluation of Foreign Currency Receivable	—	—	—	—	—	—		—	—	—	—

+/- AR adjustments	2,835	—		—	(36,260)	—		—	—	—	—
Total Accounts Receivable at the end of the reporting period	2,464,663	—	666,273	1,704	3,252,922		811,295	—	—	—	—

Accounts Receivable Aging
0 - 30 days old	2,455,543	—	666,273	—	664,083	—	811,295	—	—	—	—
31 - 60 days old	—	—		1,704	88,839	—	—	—	—	—	—
61 - 90 days old		—	—	—	—	—	—	—	—	—	—
91+ days old	9,120	—	—	—	2,500,000	—	—	—	—	—	—
Total Accounts Receivable	2,464,663	—	666,273	1,704	3,252,922	—	811,295	—	—	—	—
Amount considered uncollectible (Bad Debt)		—	—	—	(2,500,000)	—	—	—	—	—	—
Accounts Receivable (Net)	2,464,663	—	666,273	1,704	752,922	—	811,295	—	—	—	—

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-5	Reporting Period: October 2015

SUMMARY OF RECEIVABLES - SUPPLEMENTAL SCHEDULE

ACCOUNTS RECEIVABLE

Number of Days Past Due
Debtor	Case No	0-30	31-60	61-90	Over 90	Bad debt	Total
Molycorp Inc.	15-11357	—	—	—	—		—
Industrial Minerals, LLC	15-11358	—	—	—	—		—
Magnequench Inc.	15-11359	—	—	—	—	—	—
Magnequench International, Inc.	15-11360	2,750,625	22,769	—	—	—	2,773,394
Magnequench Limited	15-11361	—	—	—	—		—
MCP Advanced Water Technologies, LLC	15-11362	—	—	—	—		—
MCP Callco ULC	15-11363	—	—	—	—		—
MCP Canada Holdings ULC	15-11364	—	—	—	—		—
MCP Canada Limited Partnership	15-11365	—	—	—	—	—	—
MCP Exchangeco Inc.	15-11366	—	—	—	—		—
Molycorp Chemicals & Oxides, Inc.	15-11367	2,455,543	—	—	9,120	—	2,464,663
Molycorp Luxembourg Holdings S.a.r.l	15-11368	—	—	—	—		—
Molycorp Metals & Alloys, Inc.	15-11369	666,273	—	—	—		666,273.00
Molycorp Minerals Canada ULC (Toronto)	15-11370	—	—	—	—		—
Molycorp Minerals Canada ULC (Peterborough)	15-11370	—	1,704	—	—		1,704
Molycorp Minerals, LLC	15-11371	664,083	88,839.00	—	2,500,000	(2,500,000)	752,922
Molycorp Rare Metals Holdings, Inc.	15-11372	—	—	—	—	—	—
Molycorp Rare Metals (Utah), Inc.	15-11373	811,295	—	—	—	—	811,295
Neo International Corp.	15-11374	—	—	—			—
PP IV Mountain Pass Inc.	15-11375	—	—	—	—		—
PP IV Mountain Pass II inc.	15-11376	—	—	—	—		—
RCF IV Speedwagon Inc.	15-11377	—	—	—	—		—
Combined Total		7,347,819	113,312	—	2,509,120	(2,500,000)	7,470,251

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-5	Reporting Period: October 2015

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		√
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		√
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	√
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	√
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
√

* The above questionnaire reflects the responses of each debtor entity.